UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2011

Intelsat S.A.

(Exact Name of Registrant as Specified in Charter)

Luxembourg	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 rue Albert Borschette Luxembourg Grand-Duchy of Luxembourg		L-1246
(Address of Principal Executive Offices)		(Zip Code)

+(352) 27 84 1600

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Secured Credit Agreement and Related Agreements

On January 12, 2011, Intelsat Jackson Holdings S.A. (“Intelsat Jackson”), a wholly-owned subsidiary of Intelsat S.A., entered into a Credit Agreement by and among Intelsat Jackson, as the Borrower, Intelsat (Luxembourg) S.A. (“Intelsat Luxembourg”), the several lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, Credit Suisse Securities (USA) LLC (“Credit Suisse”) and J.P. Morgan Securities LLC (“J.P. Morgan”), as Co-Syndication Agents, Barclays Bank Plc and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Credit Suisse and J.P. Morgan, as Joint Lead Arrangers, Merrill Lynch, Credit Suisse, J.P. Morgan, Barclays Capital, Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as Joint Bookrunners, and HSBC Bank USA, N.A., Goldman Sachs Partners LLC and RBC Capital Markets, as Co-Managers (the “Senior Secured Credit Agreement”).

The Senior Secured Credit Agreement includes a $3.25 billion term loan facility maturing in April 2018 and a $500.0 million revolving credit facility with a five year maturity. The term loan facility requires regularly scheduled quarterly payments of principal equal to 0.25% of the original principal amount of the term loan, with the remaining unpaid amount due and payable at maturity on April 2, 2018. Up to $350.0 million of the revolving credit facility is available for issuance of letters of credit. Additionally, up to $70.0 million of the revolving credit facility is available for swingline loans. Both the face amount of any outstanding letters of credit and any swingline loans reduce availability under the revolving credit facility on a dollar for dollar basis. The revolving credit facility is available on a revolving basis during the period beginning on January 12, 2011 and terminating five years later. Intelsat Jackson is required to pay a commitment fee for the unused commitments under the revolving credit facility, if any, at a rate per annum of 0.375%. As of September 30, 2010, on a pro forma basis, Intelsat Jackson would have had $466.5 million (net of standby letters of credit) of availability remaining under the new revolving credit facility.

Interest rates for borrowings under the term loan facility and the revolving credit facility range from (i) the LIBOR rate plus 3.50% to the LIBOR rate plus 3.75%, or (ii) the ABR plus 2.50% to the ABR plus 2.75%, depending on the ratio of Intelsat Jackson’s consolidated total debt to consolidated EBITDA, as such financial measures are defined in the Senior Secured Credit Agreement. The LIBOR rate and the ABR, plus the applicable margins, are determined as specified in the Senior Secured Credit Agreement and the LIBOR rate will not be less than 1.50% per annum.

Intelsat Jackson’s obligations under the Senior Secured Credit Agreement are guaranteed by Intelsat Luxembourg, the direct parent of Intelsat Jackson, pursuant to the Senior Secured Credit Agreement and by certain of Intelsat Jackson’s subsidiaries pursuant to a Guarantee dated as of January 12, 2011 among such subsidiaries and Bank of America, N.A., as Administrative Agent (the “Guarantee”). Intelsat Jackson’s obligations under the Senior Secured Credit Agreement are secured by a first priority security interest in substantially all of the assets of Intelsat Jackson and the guarantors, to the extent legally permissible and subject to certain agreed exceptions, and by a pledge of the equity interests of the guarantors and the direct subsidiaries of each guarantor, subject to certain exceptions, including exceptions for equity interests in certain non-U.S. subsidiaries, existing contractual prohibitions and prohibitions under other legal requirements. To implement these arrangements, Intelsat Jackson, Intelsat Luxembourg, and certain of Intelsat Jackson’s subsidiaries entered into certain security agreements, including a Luxembourg Shares and Beneficiary Certificates Pledge Agreement, dated as of January 12, 2011, between Intelsat Luxembourg, Intelsat Jackson, Intelsat Intermediate Holding Company S.A. (“Intelsat Intermediate Holdco”), Intelsat Phoenix Holdings S.A., Intelsat Subsidiary Holding Company S.A. (“Intelsat Sub Holdco”), Intelsat (Gibraltar) Limited, as Pledgors, and Wilmington Trust FSB, as Pledgee (the “Luxembourg Shares and Beneficiary Certificates Pledge Agreement”) and a Security and Pledge Agreement, dated as of January 12, 2011, among Intelsat Jackson, Intelsat Jackson’s subsidiaries listed on Annex A thereto, Bank of America, N.A., as Administrative Agent, and Wilmington Trust FSB, as Collateral Trustee (the “Security and Pledge Agreement”). In addition, Intelsat Jackson, Intelsat Luxembourg, the other grantors from time to time party thereto, Bank of America, N.A., as Administrative Agent, and Wilmington Trust FSB, as Collateral Trustee, entered into a Collateral Agency and Intercreditor Agreement, dated as of January 12, 2011 (the “Collateral Agency and Intercreditor Agreement”) pursuant to which Wilmington Trust FSB will act as collateral trustee for the benefit of the secured parties from time to time.

The Senior Secured Credit Agreement includes covenants restricting the ability of Intelsat Jackson and certain of its subsidiaries to:

•	incur or guarantee additional debt or issue disqualified preferred stock;

•	pay dividends, or make redemptions, repurchases or distributions, with respect to ordinary shares or capital stock;

•	create or incur certain liens;

•	make certain loans or investments;

•	engage in mergers, acquisitions, amalgamations, asset sales and sale and leaseback transactions; and

•	engage in transactions with affiliates.

These covenants are subject to a number of qualifications and exceptions.

The Senior Secured Credit Agreement also includes two financial covenants. Intelsat Jackson must maintain a consolidated secured debt to consolidated EBITDA ratio of less than or equal to 3.50 to 1.00 at the end of each fiscal quarter as well as a consolidated EBITDA to consolidated interest expense ratio of greater than or equal to 1.75 to 1.00 at the end of each fiscal quarter, in each case as such financial measures are defined in the Senior Secured Credit Agreement.

The Senior Secured Credit Agreement also contains events of default with respect to:

•	default in payments of interest after a five-day grace period or a default in the payment of principal when due;

•

default in the performance of any covenant in the Senior Secured Credit Agreement, with a grace period for certain covenant defaults of 30 days after notice of default has been provided to Intelsat Jackson;

•

failure to make any payment when due, including applicable grace periods, under any indebtedness for money borrowed by Intelsat Jackson or certain of its subsidiaries in excess of $75 million in the aggregate;

•	the acceleration of the maturity of any indebtedness for money borrowed by Intelsat Jackson or certain of its subsidiaries in excess of $75 million in the aggregate;

•

failure by Intelsat Jackson or certain of its subsidiaries to pay final judgments aggregating in excess of $75 million, which judgments are not satisfied, discharged or stayed within 60 days from the entry thereof;

•	the occurrence of a change of control, as defined in the Senior Secured Credit Agreement; and

•	certain events of bankruptcy, insolvency or reorganization of Intelsat Jackson or certain of its subsidiaries.

On January 12, 2011, Intelsat Jackson borrowed the full $3.25 billion available under the term loan facility. Part of the net proceeds of the term loan have been contributed or loaned to Intelsat Jackson’s indirect subsidiary, Intelsat Corporation (“Intelsat Corp”), which has used such funds to repay all existing indebtedness under Intelsat Corp’s existing senior secured credit facilities, including approximately $1.8 billion of term loans, and to redeem all of the $580.7 million aggregate principal amount outstanding of Intelsat Corp’s 9 1/4% Senior Notes due 2016. In addition, Intelsat Jackson has contributed approximately $330.2 million of the net proceeds of the new term loan to Intelsat Jackson’s indirect subsidiary, Intelsat Sub Holdco, to repay all existing indebtedness under Intelsat Sub Holdco’s existing senior secured credit facilities. The remainder of the net proceeds from the new term loan are expected to be used primarily to repay, redeem, retire or repurchase in the open market other indebtedness of Intelsat S.A. and its subsidiaries (which indebtedness has not yet been identified).

Certain of the parties to the Senior Secured Credit Agreement and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, investment banking, interest rate hedging and commercial banking services for Intelsat S.A. (the “Company”) and its affiliates, for which they received or will receive customary fees and expenses. Certain of the financial institutions party to the Senior Secured Credit Agreement or their affiliates are also parties to Intelsat Jackson’s 2007 Senior Unsecured Credit Agreement (as defined below) and Intelsat Jackson’s 2008 Senior Unsecured Credit Agreement (as defined below), and act as lenders and agents as specified in those agreements.

The foregoing description of the Senior Secured Credit Agreement is not complete and is qualified in its entirety by reference to the Senior Secured Credit Agreement, the Guarantee, the Luxembourg Shares and Beneficiary Certificates Pledge Agreement, the Security and Pledge Agreement and the Collateral Agency and Intercreditor Agreement, copies of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

New Guarantees

On January 12, 2011, certain subsidiaries of Intelsat Jackson named therein (the “New Jackson Subsidiary Guarantors”) and Bank of America, N.A., as administrative agent (the “2007 Administrative Agent”) entered into a guarantee (the “2007 Guarantee”) of Intelsat Jackson’s obligations under the credit agreement, dated as of February 2, 2007, among Intelsat Jackson, as the Borrower, Intelsat (Luxembourg) S.A., the lending institutions from time to time parties thereto, the 2007 Administrative Agent and the other parties thereto, as amended (the “2007 Senior Unsecured Credit Agreement”) and the New Jackson Subsidiary Guarantors and Credit Suisse, Cayman Islands Branch, as administrative agent (the “2008 Administrative Agent”) entered into a guarantee (the “2008 Guarantee” and, together with the 2007 Guarantee, the “Guarantees”) of Intelsat Jackson’s obligations under the credit agreement, dated as of July 1, 2008, among Intelsat Jackson, as the Borrower, Intelsat (Luxembourg) S.A., the lending institutions from time to time parties thereto, the 2008 Administrative Agent and the other parties thereto, as amended (the “2008 Senior Unsecured Credit Agreement” and, together with the 2007 Senior Unsecured Credit Agreement, the “Unsecured Credit Agreements”). Pursuant to the Guarantees, the New Jackson Subsidiary Guarantors have guaranteed Intelsat Jackson’s obligations under each of the Unsecured Credit Agreements. The New Jackson Subsidiary Guarantors entered into the Guarantees in order to comply with a future guarantors covenant in each of the Unsecured Credit Agreements.

The foregoing description of the Guarantees is not complete and is qualified in its entirety by reference to the Guarantees, copies of which are attached as Exhibits 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Supplemental Indentures

On January 12, 2011, Intelsat Sub Holdco entered into a supplemental indenture among Intelsat Sub Holdco, certain subsidiaries of Intelsat Jackson named therein (the “New Sub Holdco Guarantors”) and Wells Fargo Bank, National Association, as trustee (“Wells Fargo”), to the indenture, dated as of June 27, 2008, governing Intelsat Sub Holdco’s 8 1/2% Senior Notes due 2013 and 8 7/8% Senior Notes due 2015 and a supplemental indenture among Intelsat Sub Holdco, the New Sub Holdco Guarantors and Wells Fargo, as trustee, to the indenture, dated as of February 12, 2009 governing Intelsat Sub Holdco’s 8 7/8% Senior Notes due 2015, Series B. Under each of such supplemental indentures, the New Sub Holdco Guarantors have guaranteed Intelsat Sub Holdco’s obligations under each of the related indentures.

On January 12, 2011, Intelsat Jackson entered into a supplemental indenture among Intelsat Jackson, the New Jackson Subsidiary Guarantors and Wells Fargo, as trustee, to the indenture, dated as of July 3, 2006, governing Intelsat Jackson’s 9 1/4% Senior Notes due 2016, a supplemental indenture among Intelsat Jackson, the New Jackson Subsidiary Guarantors and Wells Fargo, as trustee, to the indenture, dated as of July 1, 2008, governing Intelsat Jackson’s 9 1/2% Senior Notes due 2016, a supplemental indenture among Intelsat Jackson, the New Jackson Subsidiary Guarantors and Wells Fargo, as trustee, to the indenture, dated as of December 11, 2009, governing Intelsat Jackson’s 8 1/2% Senior Notes due 2019 and a supplemental indenture among Intelsat Jackson, the New Jackson Subsidiary Guarantors and Wells Fargo, as trustee, to the indenture, dated as of September 30, 2010, governing Intelsat Jackson’s 7 1/4% Senior Notes due 2020. Under each of such supplemental indentures, the New Jackson Subsidiary Guarantors have guaranteed Intelsat Jackson’s obligations under each of the related indentures. The New Jackson Subsidiary Guarantors entered into such supplemental indentures in order to comply with a future guarantors covenant in each of the related indentures.

The foregoing description of such supplemental indentures is not complete and is qualified in its entirety by reference to such supplemental indentures, copies of which are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On January 12, 2011, in connection with Intelsat Jackson entering into the Senior Secured Credit Agreement and the use of the proceeds of the new term loan thereunder (as more fully described in Item 1.01, which is incorporated by reference herein), Intelsat Sub Holdco terminated the Credit Agreement, dated as of July 3, 2006, among Intelsat Sub Holdco, Intelsat Intermediate Holdco, Credit Suisse, Cayman Islands Branch, as Administrative Agent and the other agents and lenders party thereto from time to time, as amended, restated, supplemented or otherwise modified (the “Intelsat Sub Holdco Credit Agreement”) and Intelsat Corp terminated the Credit Agreement, dated as of August 20, 2004, among Intelsat Corp, Credit Suisse, Cayman Islands Branch, as Administrative Agent and the other agents and lenders party thereto from time to time, as amended, restated, supplemented or otherwise modified (the “Intelsat Corp Credit Agreement” and, together with the Intelsat Sub Holdco Credit Agreement, the “Terminated Credit Agreements”). In connection with these terminations, all borrowings and accrued interest outstanding under the Terminated Credit Agreements were repaid and all letters of credit outstanding under the Terminated Credit Agreements were transferred to the Senior Secured Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above is incorporated to this Item 2.03 by reference.

Item 8.01.	Other Events.

On January 12, 2011, the Company and its subsidiaries completed a series of internal transactions and related steps that reorganized the ownership of the Company’s assets among its subsidiaries and effectively combined the legacy businesses of Intelsat Sub Holdco and Intelsat Corp in order to simplify the Company’s operations and enhance the Company’s ability to transact business in an efficient manner (the “Reorganization”).

On January 12, 2011, the Company announced that Intelsat Jackson had entered into the Senior Secured Credit Agreement and borrowed the full amount of the term loan facility for refinancing and the other purposes described in Item 1.01 above. The Company also announced that it had completed the Reorganization. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Third Supplemental Indenture, dated as of January 12, 2011, among Intelsat Subsidiary Holding Company S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

4.2	Second Supplemental Indenture, dated as of January 12, 2011, among Intelsat Subsidiary Holding Company S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

4.3	Fourth Supplemental Indenture, dated as of January 12, 2011, among Intelsat Jackson Holdings S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

4.4	Third Supplemental Indenture, dated as of January 12, 2011, among Intelsat Jackson Holdings S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

4.5	Second Supplemental Indenture, dated as of January 12, 2011, among Intelsat Jackson Holdings S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

4.6	First Supplemental Indenture, dated as of January 12, 2011, among Intelsat Jackson Holdings S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

10.1	Credit Agreement, dated as of January 12, 2011, by and among Intelsat Jackson, as the Borrower, Intelsat (Luxembourg) S.A., the several lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, Credit Suisse Securities (USA) LLC (“Credit Suisse”) and J.P. Morgan Securities LLC (“J.P. Morgan”), as Co-Syndication Agents, Barclays Bank Plc and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Credit Suisse and J.P. Morgan, as Joint Lead Arrangers, Merrill Lynch, Credit Suisse, J.P. Morgan, Barclays Capital, Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as Joint Bookrunners, and HSBC Bank USA, N.A., Goldman Sachs Partners LLC and RBC Capital Markets, as Co-Managers.

10.2	Guarantee, dated as of January 12, 2011, made among each of the subsidiaries of Intelsat Jackson Holdings S.A. listed on Annex A thereto and Bank of America, N.A., as Administrative Agent.

10.3	Luxembourg Shares and Beneficiary Certificates Pledge Agreement, dated as of January 12, 2011, between Intelsat (Luxembourg) S.A., Intelsat Jackson Holdings S.A., Intelsat Intermediate Holding Company S.A., Intelsat Phoenix Holdings S.A., Intelsat Subsidiary Holding Company S.A., Intelsat (Gibraltar) Limited, as Pledgors, and Wilmington Trust FSB, as Pledgee.

10.4	Security and Pledge Agreement, dated as of January 12, 2011, among Intelsat Jackson Holdings S.A., each of the subsidiaries of Intelsat Jackson Holdings S.A. listed on Annex A thereto, Bank of America, N.A., as Administrative Agent, and Wilmington Trust FSB, as Collateral Trustee.

10.5	Collateral Agency and Intercreditor Agreement, dated as of January 12, 2011 by and among Intelsat (Luxembourg) S.A., Intelsat Jackson Holdings S.A., the other grantors from time to time party thereto, Bank of America, N.A., as Administrative Agent under the Existing Credit Agreement, each additional First Lien Representative from time to time a party thereto, each Second Lien Representative from time to time a party thereto and Wilmington Trust FSB, as Collateral Trustee.

10.6	Guarantee, dated as of January 12, 2011, by and among certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Bank of America, N.A., as Administrative Agent.

10.7	Guarantee, dated as of January 12, 2011, by and among certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Credit Suisse, Cayman Branch, as Administrative Agent.

99.1	Press Release dated January 12, 2011 entitled “Intelsat Announces Entry into $3.75 Billion Credit Facility, Completion of Redemption and Related Refinancings.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: January 19, 2011	By:	/s/ Michael McDonnell
	Name:	Michael McDonnell
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

4.1	Third Supplemental Indenture, dated as of January 12, 2011, among Intelsat Subsidiary Holding Company S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

4.2	Second Supplemental Indenture, dated as of January 12, 2011, among Intelsat Subsidiary Holding Company S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

4.3	Fourth Supplemental Indenture, dated as of January 12, 2011, among Intelsat Jackson Holdings S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

4.4	Third Supplemental Indenture, dated as of January 12, 2011, among Intelsat Jackson Holdings S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

4.5	Second Supplemental Indenture, dated as of January 12, 2011, among Intelsat Jackson Holdings S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

4.6	First Supplemental Indenture, dated as of January 12, 2011, among Intelsat Jackson Holdings S.A., certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Wells Fargo Bank, National Association, as Trustee.

10.1	Credit Agreement, dated as of January 12, 2011, by and among Intelsat Jackson, as the Borrower, Intelsat (Luxembourg) S.A., the several lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, Credit Suisse Securities (USA) LLC (“Credit Suisse”) and J.P. Morgan Securities LLC (“J.P. Morgan”), as Co-Syndication Agents, Barclays Bank Plc and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Credit Suisse and J.P. Morgan, as Joint Lead Arrangers, Merrill Lynch, Credit Suisse, J.P. Morgan, Barclays Capital, Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and UBS Securities LLC, as Joint Bookrunners, and HSBC Bank USA, N.A., Goldman Sachs Partners LLC and RBC Capital Markets, as Co-Managers.

10.2	Guarantee, dated as of January 12, 2011, made among each of the subsidiaries of Intelsat Jackson Holdings S.A. listed on Annex A thereto and Bank of America, N.A., as Administrative Agent.

10.3	Luxembourg Shares and Beneficiary Certificates Pledge Agreement, dated as of January 12, 2011, between Intelsat (Luxembourg) S.A., Intelsat Jackson Holdings S.A., Intelsat Intermediate Holding Company S.A., Intelsat Phoenix Holdings S.A., Intelsat Subsidiary Holding Company S.A., Intelsat (Gibraltar) Limited, as Pledgors, and Wilmington Trust FSB, as Pledgee.

10.4	Security and Pledge Agreement, dated as of January 12, 2011, among Intelsat Jackson Holdings S.A., each of the subsidiaries of Intelsat Jackson Holdings S.A. listed on Annex A thereto, Bank of America, N.A., as Administrative Agent, and Wilmington Trust FSB, as Collateral Trustee.

10.5	Collateral Agency and Intercreditor Agreement, dated as of January 12, 2011 by and among Intelsat (Luxembourg) S.A., Intelsat Jackson Holdings S.A., the other grantors from time to time party thereto, Bank of America, N.A., as Administrative Agent under the Existing Credit Agreement, each additional First Lien Representative from time to time a party thereto, each Second Lien Representative from time to time a party thereto and Wilmington Trust FSB, as Collateral Trustee.

10.6	Guarantee, dated as of January 12, 2011, by and among certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Bank of America, N.A., as Administrative Agent.

10.7	Guarantee, dated as of January 12, 2011, by and among certain subsidiaries of Intelsat Jackson Holdings S.A. named therein and Credit Suisse, Cayman Branch, as Administrative Agent.

99.1	Press Release dated January 12, 2011 entitled “Intelsat Announces Entry into $3.75 Billion Credit Facility, Completion of Redemption and Related Refinancings.”